SUPPLEMENT DATED JULY 15, 2004

TO PROSPECTUSES DATED APRIL 30, 2004
FOR ALL-STAR, ALL-STAR EXTRA,
ALL-STAR FREEDOM, and ALL-STAR TRADITIONS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about All-Star, All-Star Extra, All-Star Freedom, and All-Star Traditions.

Effective August 13, 2004, these products will no longer be available for sale. Existing contract owners may continue to make purchase payments under their contract in accordance with the terms and conditions of that contract.

AS-36/432S-0704